February 27, 2018

STRATEGIC FUNDS, INC.

-Dreyfus Select Managers Small Cap Growth Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the first paragraph of "Portfolio Management – Subadvisers" in the summary prospectus and "Fund Summary – Portfolio Management - Subadvisers" in the prospectus:

EAM Investors, LLC (EAM).  Montie L. Weisenberger and Travis Prentice are responsible for the day-to-day management of the portion of the fund's portfolio managed by EAM (since November 2012 for Mr. Weisenberger and since February 2018 for Mr. Prentice).

The following supersedes and replaces the second and third sentences of the first paragraph in "Fund Details – Management - Subadvisers" in the prospectus:

Montie L. Weisenberger and Travis Prentice are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by EAM.  Mr. Weisenberger is a senior vice president and Managing Director of EAM.  Mr. Prentice is Chief Executive Officer and Chief Investment Officer of EAM, which he co-founded in 2007.